UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 13, 2014

AOL INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34419	20-4268793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Broadway, New York, New York 10003

(Address of Principal Executive Offices) (Zip Code)

212-652-6400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Indenture and the Notes

On August 13, 2014, AOL Inc. (the “Company”) agreed to sell to Goldman, Sachs & Co. (“Goldman Sachs”) and J.P. Morgan Securities LLC (“J.P. Morgan”) as representatives of the several purchasers (the “Initial Purchasers”), and the Initial Purchasers agreed to purchase from the Company, $330 million aggregate principal amount of the Company’s 0.75% Convertible Senior Notes due 2019 (the “Notes”) pursuant to a Purchase Agreement (the “Purchase Agreement”) between the Company and Goldman Sachs and J.P. Morgan. The Purchase Agreement also granted to the Initial Purchasers an over-allotment option to purchase up to an additional $49.5 million aggregate principal amount of Notes.

The Initial Purchasers subsequently exercised their option in full and the closing of the sale of $379.5 million aggregate principal amount of Notes occurred on August 14, 2014.

The net proceeds from the offering, after deducting the Initial Purchasers’ discount and the estimated offering expenses payable by the Company, were approximately $368.1 million. The Company used approximately $40 million of the net proceeds from this offering to repurchase shares of its common stock from the purchasers of Notes in this offering in privately negotiated transactions through Goldman Sachs as its agent. These repurchases are part of a previously announced $150.0 million share repurchase program. The Company used approximately $36.5 million of the net proceeds from the sale of the Notes to pay the cost of the convertible note hedge transactions (after such cost was partially offset by the proceeds to the Company from the sale of warrants pursuant to the warrant transactions) as described below under “Note Hedge and Warrant Arrangements.” The Company expects to use the remaining net proceeds from the offering of the Notes for general corporate purposes including, but not limited to, additional share repurchases, acquisitions or other strategic transactions and working capital. Following completion of the offering, the Company expects to apply $75 million of the proceeds to reduce the outstanding balance on its revolving credit facility.

The Notes and the shares, if any, of the Company’s common stock, par value $0.01 per share (the “Common Stock”), issuable in certain circumstances upon conversion of the Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.

The Notes are governed by an indenture, dated as of August 19, 2014 (the “Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”). A copy of the Indenture and the Notes are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference; the description of the Indenture in this report is a summary and is qualified in its entirety by the terms of the Indenture.

The Notes will be convertible into cash, shares of Common Stock, or a combination of cash and shares of Common Stock, at the Company’s election based on an initial conversion rate of 17.4456 shares of Common Stock per $1,000 principal amount of Notes (which is equivalent to an initial conversion price of approximately $57.32 per share of Common Stock) subject to customary adjustments. Holders may convert their Notes at their option at any time prior to the close of business on the business day immediately preceding May 1, 2019 only under the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending on December 31, 2014 (and only during such calendar quarter), if the last reported sale price of the Common Stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; (2) during the five business day period after any five consecutive trading day period (the “measurement period”) in which the trading price per $1,000 principal amount of Notes, as determined following a request by a holder of Notes in accordance with certain procedures, for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the Common Stock and the conversion rate for the Notes on each such trading day; or (3)

upon the occurrence of specified corporate events. On or after May 1, 2019 to the close of business on the second scheduled trading day immediately preceding the maturity date, holders may convert all or any portion of their Notes, regardless of the foregoing conditions.

The Notes will bear interest at a rate of 0.75% per year, payable semiannually in arrears in cash on March 1 and September 1 of each year, beginning on March 1, 2015. The Notes will mature on September 1, 2019, unless earlier converted or repurchased in accordance with their terms.

If the Company undergoes a fundamental change, subject to certain conditions, holders of the Notes may require the Company to purchase for cash all or a part of their Notes in principal amounts of $1,000 or a multiple thereof at a repurchase price equal to 100% of the principal amount of Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date. In addition, following certain corporate events that occur prior to maturity, the Company will increase the conversion rate for a holder who elects to convert its notes in connection with such a corporate event in certain circumstances. In such event, an aggregate of up to 2,317,189 additional shares of Common Stock could be issued upon conversions in connection with such corporate events, subject to adjustment in the same manner as the conversion rate.

The Notes rank senior in right of payment to all of the Company’s indebtedness that is expressly subordinated in right of payment to the Notes, will rank equally in right of payment with all of the Company’s existing and future liabilities that are not so subordinated, will be effectively junior to any of the Company’s secured indebtedness to the extent of the value of the assets securing such indebtedness (including amounts outstanding under the Company’s current credit facility) and will be structurally subordinated to all indebtedness and other liabilities (including trade payables) of the Company’s subsidiaries.

Note Hedge and Warrant Arrangements

In connection with the sale of the Notes (including the Notes issued pursuant to the option to purchase additional Notes), the Company entered into privately negotiated convertible note hedge agreements with respect to its Common Stock with Goldman Sachs; JPMorgan Chase Bank, National Association, London Branch; Bank of America, N.A. and Deutsche Bank AG, London Branch (the “Counterparties”). Pursuant to these convertible note hedge agreements, dated August 13, 2014 and August 14, 2014 (the “Note Hedge Agreements”), the Company has purchased call options (the “Note Hedges”) from the Counterparties with respect to $379.5 million aggregate principal amount of the Notes. These Note Hedges are designed to offset the Company’s exposure to potential dilution and/or amounts the Company is required to pay in excess of the principal amount of converted Notes upon conversion of the Notes in the event that the market value per share of the Common Stock at the time of exercise is greater than the strike price of the Note Hedges (which strike price corresponds to the initial conversion price of the Notes, subject to certain customary adjustments). The convertible note hedge transactions are intended to cover, subject to customary anti-dilution adjustments, the number of shares of AOL common stock that will initially underlie the notes. Copies of the Note Hedge Agreements with the Counterparties are attached hereto as Exhibits 10.1 through 10.4 and 10.9 through 10.12. All Note Hedge Agreements are incorporated herein by reference. The description of the Note Hedge Agreements and the Note Hedges in this report is a summary and is qualified in its entirety by the terms of the Note Hedge Agreements.

The Company also entered into separate privately negotiated warrant transactions with the Counterparties relating to the same number of shares of the Company’s Common Stock, pursuant to the agreements governing such warrant transactions, dated August 13, 2014 and August 14, 2014 (the “Warrant Agreements”), sold to the Counterparties warrants (the “Warrants”) to acquire in the aggregate up to 6,620,605 shares of Common Stock at a strike price of $84.9200 per share of Common Stock. Copies of the Warrant Agreements with the Counterparties are attached hereto as Exhibits 10.5 through 10.8 and 10.13 through 10.16. The Warrant Agreements are incorporated herein by reference. The description of the Warrant Agreements and the Warrants in this report is a summary and is qualified in its entirety by the terms of the Warrant Agreements.

The convertible note hedge transactions and the warrant transactions are separate transactions, entered into by the Company with the Counterparties, are not part of the terms of the Notes and will not affect the holders’ rights under the Notes. In addition, holders of the Notes will not have any rights with respect to the Note Hedges or the Warrants.

If the market value per share of the Common Stock at the time of conversion of the Notes is above the strike price of the Note Hedges, the Note Hedges entitle the Company to receive from the Counterparties net shares of Common Stock, cash or a combination of shares of Common Stock and cash, depending on the consideration paid on the underlying Notes, based on the excess of the then current market price of the Common Stock over the strike price of the Note Hedges. Additionally, if the market price of the Common Stock at the time of exercise of the Warrants exceeds the strike price of the Warrants, the Company will owe the Counterparties net shares of Common Stock in an amount based on the excess of the then current market price of the Common Stock over the strike price of the Warrants, which may have a dilutive effect on the Company’s Common Stock.

These transactions will generally have the effect of increasing the conversion price of the Notes to $84.92 per share of Common Stock. This conversion price represents a 100% premium over the last reported sale price of $42.46 per share on August 13, 2014.

The Warrants and the underlying Common Stock issuable upon exercise of the Warrants have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Items 2.03 and 3.02 contain additional terms and conditions and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

As disclosed in Item 1.01 above, on August 19, 2013, the Company issued $379.5 million aggregate principal amount of the Notes. The Company offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Notes will bear interest at a rate of 0.75% per year, payable semiannually in arrears in cash on March 1 and September 1 of each year, beginning on March 1, 2015. The Notes will mature on September 1, 2019, unless earlier converted or repurchased in accordance with their terms.

The Notes and the underlying Common Stock issuable upon conversion of the Notes have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Items 1.01 and 3.02 contain additional terms and conditions and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The Company issued and sold to the Initial Purchasers $379.5 million aggregate principal amount of Notes on August 19, 2014 (after exercise by the Initial Purchasers of their option to purchase additional Notes). The net proceeds to the Company after deducting the Initial Purchasers’ discount and estimated offering expenses are estimated to be approximately $368.1 million. The Initial Purchasers received an aggregate discount of approximately $10.4 million in connection with the offering of the Notes.

The Company entered into the Warrant Agreements with the Counterparties on August 13, 2014, pursuant to which, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, the Company issued Warrants to the Counterparties to acquire shares of Common Stock which may be issued in connection with the conversion of the Notes, at a strike price of $84.9200 per share of Common Stock.

None of the Notes, the Warrants, or the underlying shares of Common Stock issuable upon conversion of the Notes, if any, exercise of the Warrants has been registered under the Securities Act, nor may they be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Items 1.01 and 2.03 contain additional information and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

4.1	Indenture, dated August 19, 2014, between AOL Inc. and The Bank of New York Mellon.

4.2	Global Note.

10.1	Confirmation of Base Call Option Transaction, dated August 13, 2014, between AOL Inc. and Goldman, Sachs & Co.

10.2	Confirmation of Base Call Option Transaction, dated August 13, 2014, between AOL Inc. and JP Morgan Chase Bank, National Association, London Branch.

10.3	Confirmation of Base Call Option Transaction, dated August 13, 2014, between AOL Inc. and Bank of America, N.A.

10.4	Confirmation of Base Call Option Transaction, dated August 13, 2014, between AOL Inc. and Deutsche Bank AG, London Branch.

10.5	Confirmation of Warrant Transaction, dated August 13, 2014, between AOL Inc. and Goldman, Sachs & Co.

10.6	Confirmation of Warrant Transaction, dated August 13, 2014, between AOL Inc. and JP Morgan Chase Bank, National Association, London Branch.

10.7	Confirmation of Warrant Transaction, dated August 13, 2014, between AOL Inc. and Bank of America, N.A.

10.8	Confirmation of Warrant Transaction, dated August 13, 2014, between AOL Inc. and Deutsche Bank AG, London Branch.

10.9	Confirmation of Additional Call Option Transaction, dated August 14, 2014, by and between AOL Inc. and Goldman, Sachs & Co.

10.10	Confirmation of Additional Call Option Transaction, dated August 14, 2014, by and between AOL Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.11	Confirmation of Additional Call Option Transaction, dated August 14, 2014, by and between AOL Inc. and Bank of America, N.A.

10.12	Confirmation of Additional Call Option Transaction, dated August 14, 2014, by and between AOL Inc. and Deutsche Bank AG, London Branch.

10.13	Confirmation of Additional Warrants, dated August 14, 2014, by and between AOL Inc. and Goldman, Sachs & Co.

10.14	Confirmation of Additional Warrants, dated August 14, 2014, by and between AOL Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.15	Confirmation of Additional Warrants, dated August 14, 2014, by and between AOL Inc. and Bank of America, N.A.

10.16	Confirmation of Additional Warrants, dated August 14, 2014, by and between AOL Inc. and Deutsche Bank AG, London Branch.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AOL INC.

By:	/s/ Karen Dykstra
Name:	Karen Dykstra
Title:	Chief Financial and Administrative Officer

Date:    August 19, 2014

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

4.1	Indenture, dated August 19, 2014, between AOL Inc. and The Bank of New York Mellon.

4.2	Global Note.

10.1	Confirmation of Base Call Option Transaction, dated August 13, 2014, between AOL Inc. and Goldman, Sachs & Co.

10.2	Confirmation of Base Call Option Transaction, dated August 13, 2014, between AOL Inc. and JP Morgan Chase Bank, National Association, London Branch.

10.3	Confirmation of Base Call Option Transaction, dated August 13, 2014, between AOL Inc. and Bank of America, N.A.

10.4	Confirmation of Base Call Option Transaction, dated August 13, 2014, between AOL Inc. and Deutsche Bank AG, London Branch.

10.5	Confirmation of Warrant Transaction, dated August 13, 2014, between AOL Inc. and Goldman, Sachs & Co.

10.6	Confirmation of Warrant Transaction, dated August 13, 2014, between AOL Inc. and JP Morgan Chase Bank, National Association, London Branch.

10.7	Confirmation of Warrant Transaction, dated August 13, 2014, between AOL Inc. and Bank of America, N.A.

10.8	Confirmation of Warrant Transaction, dated August 13, 2014, between AOL Inc. and Deutsche Bank AG, London Branch.

10.9	Confirmation of Additional Call Option Transaction, dated August 14, 2014, by and between AOL Inc. and Goldman, Sachs & Co.

10.10	Confirmation of Additional Call Option Transaction, dated August 14, 2014, by and between AOL Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.11	Confirmation of Additional Call Option Transaction, dated August 14, 2014, by and between AOL Inc. and Bank of America, N.A.

10.12	Confirmation of Additional Call Option Transaction, dated August 14, 2014, by and between AOL Inc. and Deutsche Bank AG, London Branch.

10.13	Confirmation of Additional Warrants, dated August 14, 2014, by and between AOL Inc. and Goldman, Sachs & Co.

10.14	Confirmation of Additional Warrants, dated August 14, 2014, by and between AOL Inc. and JPMorgan Chase Bank, National Association, London Branch.

10.15	Confirmation of Additional Warrants, dated August 14, 2014, by and between AOL Inc. and Bank of America, N.A.

10.16	Confirmation of Additional Warrants, dated August 14, 2014, by and between AOL Inc. and Deutsche Bank AG, London Branch.